UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 15, 2011

National Beverage Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14170 (Commission File Number)	59-2605822 (IRS Employer Identification No.)

8100 SW Tenth Street, Suite 4000 Fort Lauderdale, Florida (Address of Principal Executive Offices)	33324 (Zip Code)

(954) 581-0922

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 15, 2011, National Beverage Corp. issued a press release announcing financial results for the fourth quarter and fiscal year ended April 30, 2011.  This release is furnished herewith as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1	Press release dated July 15, 2011 announcing the Company’s financial results for fourth quarter and fiscal year ended April 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Beverage Corp. (Registrant)

Date: July 15, 2011	/s/ Dean A. McCoy Dean A. McCoy Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

99.1	Press release dated July 15, 2011 announcing the Company’s financial results for the fourth quarter and fiscal year ended April 30, 2011.